Exhibit 10.100
Schedule I
Performance Condition (ELT PSU Grant)

Performance Period 1: Fiscal Years [ ] ([ ] through [ ])
Performance Period 2: Fiscal Year [ ] ([ ] through [ ])
A number of PSUs equal to a percentage of the Target Number of PSUs set forth on the Certificate of Grant will become Earned PSUs on the Determination Date with respect to each Performance Period based on the level of achievement of actual ROIC during the relevant Performance Period as set forth in the tables below with 100% of the Target Number of PSUs for each Performance Period to be determined by achievement of actual ROIC. Achievement of actual ROIC in between the performance levels set forth in the tables below will be pro-rated based on linear interpolation. [ ]% of the Target Number of PSUs will be earned based on actual achievement related to Performance Period 1. [ ]% of the Target Number of PSUs will be earned on actual achievement related to Performance Period 2. Target and actual levels of achievement relating to Performance Period 2 will be measured for Aramark excluding Aramark Uniform Services.

Target – ROIC:

Performance Period 1

Actual ROIC for Performance Period 1	Percentage of 100% of Target Number of PSUs Earned for Performance Period 1
Less than [ ]%	0%
[ ]%	80%
[ ] %	100%
[ ]% or greater	120%

Performance Period 2

Actual ROIC for Performance Period 2	Percentage of 100% of Target Number of PSUs Earned for Performance Period 2
Less than [ ]%	0%
[ ]%	80%
[ ]%	100%
[ ]% or greater	120%

“Average Invested Capital for Performance Period 1” means the simple average of: (a) the total outstanding debt; plus (b) stockholders equity; minus (c) the change in amortization of acquisition-related intangible assets or change in net intangibles and goodwill resulting from the application of purchase accounting to the 2007 going-private transaction, as reported for fiscal year [ ].
“Average Invested Capital for Performance Period 2” means the simple average of: (a) the total outstanding debt; plus (b) stockholders equity; minus (c) the change in amortization of acquisition-related intangible assets or change in net intangibles and goodwill resulting from the application of purchase accounting to the 2007 going-private transaction, as reported for fiscal year-ending [ ], excluding Aramark Uniform Services, and [ ].
“ROIC for Performance Period 1” means: (x) operating income for the fiscal year ending [ ] excluding (a) the cumulative effect of a change in accounting principle, income or loss from disposed or discontinued operations and any gains or losses on disposed or discontinued operations, all as determined in accordance with United States GAAP; (b) any severance or other costs related to the Company’s major restructuring efforts; (c) any significant gains, losses or settlements that impact comparability between years; (d) any changes in the fair value of gas and diesel fuel derivatives; (e) the effects of changes in foreign currency translation rates from such rates used in the calculation of the ROIC target; (f) the impact of material acquisitions and divestitures that impact the comparability with the target and (g) the impact of any changes to tax rates or deductions or other changes to the Internal Revenue Code (the “Code”) from the Code as it existed during fiscal 2021, in any case that have a material impact on net income; divided by (y) Average Invested Capital for Performance Period 1.
“ROIC for Performance Period 2” means: (x) operating income for the fiscal year ending [ ] excluding (a) the cumulative effect of a change in accounting principle, income or loss from disposed or discontinued operations and any gains or losses on disposed or discontinued operations, all as determined in accordance with United States GAAP; (b) any severance or other costs related to the Company’s major restructuring efforts; (c) any significant gains, losses or settlements that impact comparability between years; (d) any changes in the fair value of gas and diesel fuel derivatives; (e) the effects of changes in foreign currency translation rates from such rates used in the calculation of the ROIC target; (f) the impact of material acquisitions and divestitures that impact the comparability with the target and (g) the impact of any changes to tax rates or deductions or other changes to the Internal Revenue Code (the “Code”) from the Code as it existed during fiscal 2021, in any case that have a material impact on net income; divided by (y) Average Invested Capital for Performance Period 2.